UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256)963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of ADTRAN Holdings, Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission on November 8, 2022 (the “Initial 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain information contained in Exhibit 99.1 to the Initial 8-K related to the Company’s cost of revenue, as described further below. Except as stated in this Explanatory Note, no other changes have been made to the Initial 8‑K or Exhibit 99.1 thereto.

The information included in, or furnished with, Item 2.02 of this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02 Results of Operations and Financial Condition.

The Initial 8-K included, as Exhibit 99.1, a press release issued on November 7, 2022 (the “Press Release”) that reported unaudited condensed consolidated financial results of the Company for the quarter and nine months ended September 30, 2022. The Press Release included condensed consolidated statements of loss (unaudited) for the three months and nine months ended September 30, 2022 and 2021 (the “Condensed Consolidated Statements of Loss”). The Company’s Condensed Consolidated Statements of Loss in the Press Release contained an error in the allocation of cost of revenue between the Company’s two reporting segments – the Network Solutions segment and Services & Support segment – for the three and nine month periods ended September 30, 2022. As corrected, the cost of revenue of the Company’s Network Solutions segment for the three and nine month periods ended September 30, 2022 were $222,606 and $413,180, respectively, and the cost of revenue of the Company’s Services & Support segment for the three and nine month periods ended September 30, 2022 were $15,076 and $34,236, respectively. The total cost of revenues of the Company for the three and nine month periods ended September 30, 2022, as reported in the Condensed Consolidated Statements of Loss in the Press Release, was unaffected by this correction, and no other figures in the Condensed Consolidated Statements of Loss or in any other disclosures in the Press Release were affected by this correction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	November 9, 2022	By:	/s/ Michael Foliano
Michael Foliano Chief Financial Officer